SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                 CURRENT REPORT UNDER TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): August 6, 1997
                        Commission File Number: 0-25386


                               FX ENERGY, INC.
             (Exact Name of Registrant as Specified in its Charter)


                  NEVADA                            87-0504461
     -------------------------------          -------------------
     (State or other jurisdiction of              (IRS Employer
      incorporation or organization)           Identification No.)



           3006 HIGHLAND DRIVE
                SUITE 206
           SALT LAKE CITY, UTAH                       84106
      ------------------------------            ----------------
     (Address of Principal Executive                (Zip Code)
                 Offices)

                 Registrant's Telephone Number, including Area Code:
                                (801) 486-5555



                                    N/A
     (Former name, former address, and formal fiscal year, if changed since last report)




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                             ITEM 5.  OTHER EVENTS
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FX Energy, Inc. ("FX Energy" or the "Company") announced on August 6, 1997, that it has signed an agreement with Apache Corporation expanding the FX
Energy/Apache venture in Poland from 2 million acres to approximately 5.5 million acres. Under the agreement, Apache will operate all of the acreage with a 50% interest. The Polish National Oil Company has the option of joining in the new blocks as a one-third interest owner.

This new agreement incorporates the 2 million acres covered under an April 18, 1997, agreement between the companies and 16 new concession blocks covering approximately 3.5 million acres that FX Energy was awarded on July 18, 1997, by the Minister of Environmental Protection, Natural Resources and Forestry of Poland.

Apache will fund the work commitment on the 16 new blocks, which includes five wells and 1,150 km of seismic surveys during the first three years. This is in addition to Apache's two well and 600 km seismic commitment under the April agreement on the 2 million-acre Lubex concession area. Apache has announced that it will open an office in Warsaw in October of this year.

FX Energy produces oil from fields in Montana and Nevada and is actively pursuing other oil and gas opportunities in Poland and the western United States. Its shares are traded on the Nasdaq National Market System.

Apache Corporation is a large oil and gas independent company with operations in North America, Egypt, Western Australia, Poland, the People's Republic of China, Indonesia, and Cote d'Ivoire. Its shares are traded on the New York and Chicago stock exchanges.

For a discussion of the contingencies and uncertainties to which information respecting future events is subject, see FX Energy's 1996 annual report on Form 10-KSB and other SEC reports.


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                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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      The following is filed as an exhibit to this report:

                SEC
Item No.  Reference No.        Title of Document


   10       10.01        Participation Agreement dated effective as of April 16,
                         1997, between Apache Overseas, Inc., and FX Energy,
                         Inc., pertaining to the Lublin Area Concessions.


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                                   SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 8, 1997             FX ENERGY, INC.


                                   By /s/ Scott J. Duncan, Vice President





















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